UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Penwest Pharmaceuticals Co.

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PENWEST PHARMACEUTICALS CO.	Shareholder Meeting to be held on June 11, 2008

** IMPORTANT NOTICE ** Regarding the Availability of Proxy Materials for the Penwest	The Proxy Statement and 2007 Annual Report are available at www.proxyvote.com.
Pharmaceuticals Co. 2008 Annual Meeting of Shareholders
To Be Held on June 11, 2008 You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available.	PROXY MATERIALS - VIEW OR RECEIVE If you want to receive a paper or email copy of the materials, you must request one. There is NO charge to you for requesting a copy.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Please make your request for a copy as instructed below on or before May 23, 2008 to facilitate timely delivery. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

HOW TO VIEW MATERIALS VIA THE INTERNET
Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com

PENWEST PHARMACEUTICALS CO. 39 OLD RIDGEBURY RD DANBURY, CT 06810	HOW TO REQUEST A COPY OF MATERIALS 1) BY INTERNET - www.proxyvote.com 2) BY TELEPHONE - 1-800-579-1539 3) BY E-MAIL* - sendmaterial@proxyvote.com
*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the voting items page) in the subject line.

BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION : TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717
See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information

Meeting Type:       Annual
Meeting Date:       June 11, 2008
Meeting Time:       11:00 A.M.
For holders as of: April 23, 2008

Meeting Location:

Penwest Pharmaceuticals Co.
Suite 11
39 Old Ridgebury Road
Danbury, CT 06810

Meeting Directions:

For Meeting Directions Please Go To:
www.penwest.com

How To Vote

Vote In Person

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting material for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to

WWW.PROXYVOTE.COM.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on June 10, 2008. Have your notice in hand when you access the web site and follow the instructions.

To request a printed copy of the proxy statement, annual report and form of proxy related to our future shareholders meetings, visit www.proxyvote.com, telephone: 1-800-579-1639 or send an email to sendmaterial@proxyvote.com. You must have available the 12-digit Control number described on the following page.

Voting items
The Board of Directors recommends a vote FOR the director nominees and proposals 2 and 3.

1.	ELECTION OF DIRECTORS

Election of: 01) Christophe Bianchi as a class I director; 02) Peter F. Drake, 03) David P. Meeker and 04) Anne M. VanLent as class II directors; and 05) W. James O’Shea as a class Ill director.

2.	Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for the current fiscal year.

3.	Approval of the proposed Amendment to the Company’s 2005 Stock Incentive Plan.

To transact any such other business as may properly come before the meeting or any adjournment of the meeting. The board of directors has no knowledge of any other business to be transacted at the annual meeting.

Control Number located in Box Below.

20 000000000110